                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 8, 2005 (December 5, 2005)
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                           BANCORP RHODE ISLAND, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island

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                 (State or other jurisdiction of incorporation)

333-33182                                                               05-0509802
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(Commission File Number)                                        (IRS Employer Identification Number)

              One Turks Head Place, Providence, Rhode Island 02903
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                    (Address of principal executive offices)

                                 (401) 456-5000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 1.01.        ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On December 5, 2005, the Compensation  Committee (the  "Committee") of the Board
of  Directors of Bancorp  Rhode  Island,  Inc.  (the  "Registrant")  approved an increase  in  the  maximum  annual  bonus  opportunity  under  the  Registrant's
Executive  Cash Bonus Policy  available  to James V.  DeRentis,  Chief  Business
Officer of Bank Rhode  Island (the  "Bank"),  a wholly owned  subsidiary  of the
Registrant,  from 40% of his base salary to 50%. This  modification  was made in connection with the promotion of Mr.  DeRentis to Chief Business  Officer of the
Bank.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(c)             Exhibits

Exhibit No.     Exhibit

None.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANCORP RHODE ISLAND, INC.

                                            By:      /s/ Linda H. Simmons
                                               -----------------------------------
                                                        Linda H. Simmons
                                                        Treasurer and Chief Financial Officer

Date:  December 8, 2005